CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares	Mar. 31, 2022	Mar. 31, 2021
CONSOLIDATED BALANCE SHEETS
Ordinary shares, par value (in US dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized (in shares)	500,000,000	500,000,000
Ordinary shares, shares issued (in shares)	69,763,933	50,016,457
Ordinary shares, shares outstanding (in shares)	68,598,050	48,850,574
Treasury stock (in shares)	1,165,883	1,165,883